SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
QIAO XING UNIVERSAL TELEPHONE, INC.
(Name of Registrant as Specified In Its Charter)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
IMPORTANT
PROXY STATEMENT
SOLICITATION OF PROXY
PURPOSE OF MEETING
VOTING AT MEETING
STOCK OWNERSHIP
BOARD OF DIRECTORS
ELECTION OF DIRECTORS
CERTAIN TRANSACTIONS
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT ANNUAL MEETING OF SHAREHOLDERS
ANNUAL REPORT
OTHER BUSINESS
AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

QIAO XING UNIVERSAL TELEPHONE, INC.
Qiao Xing Science Industrial Park
Tang Quan
Huizhou City, Guangdong,
People’s Republic of China 516023
(011) 86-752-2820-268
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Friday, December 12, 2008
To Our Shareholders:
     PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at 20th Floor, No. 633 King’s Road, North Point, Hong Kong, on Friday, December 12, 2008, at 11:00 a.m., local time, for the following purposes:
     1. To elect five directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified; and
     2. To transact such other business as may properly come before the meeting or any adjournment.
     The board of directors has fixed the close of business on October 27, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment. A proxy statement which describes the foregoing proposal and a form of proxy accompany this notice.
By Order of the Board of Directors
Zhi Yang Wu
Secretary
Dated: November 3, 2008
IMPORTANT
     Whether or not you expect to attend the meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. If you grant a proxy, you may revoke it at any time prior to the meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

QIAO XING UNIVERSAL TELEPHONE, INC.
Qiao Xing Science Industrial Park
Tang Quan
Huizhou City, Guangdong,
People’s Republic of China 516023
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held Friday, December 12, 2008
SOLICITATION OF PROXY
     The accompanying proxy is solicited on behalf of the board of directors of Qiao Xing Universal Telephone, Inc. for use at our annual meeting of shareholders to be held at 20th Floor, No. 633 King’s Road, North Point, Hong Kong, on Friday, December 12, 2008, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which is expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about November 3, 2008.
     Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted “FOR” the election as directors of those nominees named in the proxy statement and in accordance with his best judgment on all other matters that may properly come before the meeting.
     The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

PURPOSE OF MEETING
     As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:
     1. To elect five directors to hold office for the term specified herein or until their successors are elected and qualified; and
     2. To transact such other business as may properly come before the meeting or any adjournment.
VOTING AT MEETING
     Our voting securities consist solely of common stock, $.001 par value per share.
     The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on October 27, 2008, at which time we had outstanding and entitled to vote at the meeting 30,948,836 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.
     The election of directors will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and voting thereon. Cumulative voting for directors is not authorized and proxies cannot be voted for more than five nominees.

STOCK OWNERSHIP
     The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of July 8, 2008 by:
•	each person who is known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our current executive officers and directors; and

•	all current directors and executive officers as a group.
     As of July 8, 2008, we had 30,948,836 shares of our common stock issued and outstanding.
     This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(l) under the Securities Exchange Act of 1934, as amended.
     The address for each person named below is c/o Qiao Xing Universal Telephone, Inc., Qiao Xing Science Industrial Park, Tang Quan, Huizhou City, Guangdong, People’s Republic of China 516023, except as noted.

	Number		Percent
Name of Beneficial Holder	Shares Beneficially Owned
Wu Holdings Limited	6,819,000	(1)	22.0
Rui Lin Wu	6,819,000	(1)	22.0
Zhi Yang Wu	0		0
Aijun Jiang	0		0
Ze Yun Mu	0		0
Edward Tsai	0		0
Yi Hong Zhang	0		0
All directors and executive officers as a group (6 persons)	6,819,000		22.0
Galbo Enterprises Limited (2)	1,562,348		5.0

(1)	Wu Holdings Limited is a British Virgin Islands corporation which is wholly owned by the Qiao Xing Trust. The Qiao Xing Trust is a Cook Islands trust which was formed for the primary benefit of Zhi Jian Wu Li, the youngest son of Rui Lin Wu, our chairman. The 6,819,000 shares of common stock owned of record and beneficially by Wu Holdings Limited may be deemed to also be beneficially owned by Rui Lin Wu (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) since he may be deemed to have and/or share the power to direct the voting and disposition of such shares.

(2)	Their address is 8th Floor, Kat Cheung Mansion, 1 Lai Shun Street, North Point, Hong Kong.

BOARD OF DIRECTORS
     Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings.
Audit Committee
     We have established an audit committee, which currently consists of Dr. Edward Tsai, Ze Yun Mu and Yi Hong Zhang. Its functions are to:
•	recommend annually to our board of directors the appointment of our independent public accountants;

•	discuss and review the scope and the fees of the prospective annual audit and review the results with the independent public accountants;

•	review and approve non-audit services of the independent public accountants;

•	review compliance with our existing accounting and financial policies;

•	review the adequacy of our financial organization; and

•	review our management’s procedures and policies relative to the adequacy of our internal accounting controls and compliance with U.S. federal and state laws relating to financial reporting.
Nominating Committee
     We have established a nominating committee, which currently consists of Dr. Edward Tsai, Ze Yun Mu and Yi Hong Zhang. Its purpose and functions are to:
•	assess the size and composition of the board of directors in light of our operating requirements and existing social attitudes and trends;

•	develop membership qualifications for the board of directors and all board committees;

•	monitor compliance with board of director and board committee membership criteria;

•	review and recommend directors for continued service as required based on our evolving needs;

•	coordinate and assist management and the board of directors in recruiting new members to the board of directors; and

•	investigate suggestions for candidates for membership on the board of directors and recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the board of directors, including stockholder nominations for the board of directors.

Compensation Committee
     We have established a compensation committee, which currently consists of Dr. Edward Tsai, Ze Yun Mu and Yi Hong Zhang. Its purpose and functions are to:
•	review and approve corporate goals and objectives relevant to the compensation of the chief executive officer and other executive officers;

•	evaluate the chief executive officer’s performance in light of such goals and objectives at least annually and communicate the results to the chief executive officer and the board of directors;

•	set the chief executive officer’s compensation levels based on the foregoing evaluation (including annual salary, bonus, stock options and other direct and indirect benefits), with ratification by the independent directors of the full board of directors; and

•	set the other executive officers’ compensation levels (including annual salary, bonus, stock options and other direct and indirect benefits).
     No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he or she served.
     Each non-employee director is compensated separately for service on the board and is reimbursed for expenses to attend board and committee meetings.
ELECTION OF DIRECTORS
     At the meeting, five directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.
     Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented with respect to the nominees was obtained in part from each of them and in part from our records.

Nominees for Election as Directors

Name	Age	Position
Rui Lin Wu	56	Chairman and Chief Executive Officer
Zhi Yang Wu	35	Vice Chairman and Secretary
Ze Yun Mu	42	Non-Executive Director
Edward Tsai	51	Non-Executive Director
Yi Hong Zhang	66	Non-Executive Director
     None of our directors and officers was selected pursuant to any agreement or understanding with any other person. There is no family relationship between any director or executive officer and any other director or executive officer, except Rui Lin Wu and his son Zhi Yang Wu.
     Mr. Rui Lin Wu is our chairman and chief executive officer. He is our founder and has over 18 years of experience in the telecommunication industry. He is responsible for our overall strategic planning, policy making and finance. Prior to his career in the telecommunications industry, he was a general manager of a fashion and garment factory from 1980 to 1986. Currently, Mr. Wu is the executive commissioner of the China National Association of Industry and Commerce, senior analyst of the China National Condition and Development Research Center, and a member of the Poverty Fund of China. Mr. Wu also serves as the vice chairman of Qiao Xing Mobile Communication Co., Ltd. (NYSE: QXM) (“QX Mobile”), one of the leading domestic manufacturers of mobile handsets in China in terms of unit sales volume, and a director of CEC Telecom Co., Ltd. (“CECT”) since February 2003.
     Mr. Zhi Yang Wu is our vice chairman and the eldest son of Mr. Rui Lin Wu. Mr. Wu also serves as our secretary. Mr. Wu received a diploma in enterprise management from Huizhou University in China. He joined us in 1992 and is responsible for our overall strategic planning, policy making and the overseas market development. Mr. Wu also serves as the chairman of QX Mobile (NYSE: QXM) and CECT since February 2003.
     Mr. Ze Yun Mu has served as a non-executive director since September 15, 2003. Mr. Mu had also served since 1998 as the external affairs director for Huizhou Wei Guo Machinery Factory and served as a technician for them from 1990 to 1998.
     Dr. Edward Tsai has served as a non-executive director since December 2007. Dr. Tsai is the chairman of Paradigm Venture Partners L.L.C. since August 2000, a business engaged in venture capital funds management. From February 1997 to February 2000, he served as president of Allianz President General Insurance Co. Dr. Tsai was president and chief executive officer of President Investment Trust Corp. from January 1994 to February 1997 engaged in mutual funds management. He was an attorney-at-law with Baker & McKenzie from October 1989 to January 1994 and with Diepenbrock, Wolff, Plant & Hannagen from August 1988 to October 1989. Dr. Tsai received his J.D. degree from Santa Clara University in 1998, his LL.M. degree from Tulane University in 1983, his LL.B. degree from Chinese Culture University in 1979 and the Executive Program of Business Management from National Cheng-Chi University.

     Mr. Yi Hong Zhang has served as a non-executive director since December 2004. Since 2004, he has served as senior advisor and independent director of Guangzhou Hualin Enterprise Group. From 2001 through 2003, Mr. Zhang was the standing deputy director of the leadership panel for technical assessment under the Guangdong Science and Technology Institute. From 2000 to 2001, he served as chairman and general manager of Guangdong Zhongping Yueke Appraisal Co., Ltd. From 1994 to 1999, Mr. Zhang served as head of the Guangdong Science and Technology Appraisal Center.
Compensation of Directors and Executive Officers
     The aggregate compensation which we paid to all of our directors and executive officers as a group with respect to our fiscal year ended December 31, 2007 on an accrual basis, for services in all capacities, was Rmb 1,469,000 (US$201,000). During the fiscal year ended December 31, 2007, we contributed an aggregate amount of Rmb 22,000 (US$3,000) toward the pension plans of our directors and executive officers.
Executive Service Contract
     We have not entered into an employment agreement with Mr. Rui Lin Wu. Currently, Mr. Wu serves as our chairman and chief executive officer at a director fee of Rmb 224,000 (US$31,000) and a salary of Rmb 0 (US$ 0) for 2007. Mr. Wu’s remuneration package includes benefits with respect to a motor car.
Options and Warrants Outstanding
     As of July 8, 2008, the following options and warrants to purchase shares of our common stock were outstanding:
•	warrants to purchase an aggregate of 375,000 shares of common stock at US$9.86 per share at any time until February 17, 2010 which we granted to two accredited investors and the placement agent and finders in February 2005 in connection with a stock purchase agreement (“February 2005 SPA Warrants”)

•	warrants to purchase an aggregate of 37,494 shares of common stock at US$9.86 per share at any time until April 13, 2010 which we granted to three accredited investors and two finders in April 2005 in connection with a stock purchase agreement (“April 2005 SPA Warrants”)

•	warrants to purchase an aggregate of 400,000 shares of common stock at US$8.125 per share at any time until January 17, 2010 which we granted to an accredited investor in January 2006 in connection with a stock purchase agreement (“January 2006 SPA Warrants”)

•	warrants to purchase an aggregate of 35,500 shares of common stock at US$8.125 per share at any time until January 17, 2010 which we granted to a financial consultant and its employees and related parties in February 2006 in connection with certain corporate finance consulting and advisory services rendered to the Company during 2005 (“February 2006 Warrants”)

•	warrants to purchase an aggregate of 18,753 shares of common stock at US$7.00 per share at any time until February 22, 2010 which we granted to an accredited investor in February 2006 in connection with a stock purchase agreement (“February 2006 SPA Warrants”)

•	warrants to purchase an aggregate of 600,000 shares of common stock at US$14.30 per share at any time until October 31, 2010 which we granted to two accredited investors and the placement agent in October 2006 in connection with the sale of 2,000,000 shares of our common stock at US$12.00 per share (“October 2006 SPA Warrants”)

•	warrants to purchase an aggregate of 545,455 shares of common stock at US$14.30 per share at any time until October 31, 2011 which we granted to two accredited investors and the placement agent in October 2006 in connection with the sale of US$26,000,000 of our senior convertible notes (“October 2006 CB Warrants”)

•	warrants to purchase an aggregate of 736,016 shares of common stock at US$10.19 per share at any time until August 17, 2012 which we granted to two accredited investors and the placement agent in August 2007 in connection with the sale of US$25,000,000 of our senior convertible notes (“August 2007 CB Warrants”)

•	warrants to purchase an aggregate of 473,814 shares of common stock at US$13.00 per share at any time until November 2, 2011 which we granted to an accredited investor and a finder in November 2007 in connection with a stock purchase agreement (“November 2007 SPA Warrants”)
     Each of the foregoing warrants contains provisions for the adjustment of exercise price and number of warrant shares in the event of “Dilutive Issuances” as defined therein.
     Accordingly, the number of warrants and the exercise price of the following warrants have been adjusted pursuant to the “Dilutive Issuances” provisions thereof as follows:
1.	February 2005 SPA Warrants — 436,254 warrants at US$8.4756 per warrant

2.	April 2005 SPA Warrants — 43,618 warrants at US$8.4756 per warrant

3.	January 2006 SPA Warrants — 438,828 warrants at US$7.4061 per warrant

4.	February 2006 Warrants — 38,946 warrants at US$7.4061 per warrant

5.	February 2006 SPA Warrants — 19,815 warrants at US$6.6249 per warrant

6.	October 2006 SPA Warrants — 1,543,165 warrants at US$ 5.5600 per warrant

7.	October 2006 CB Warrants — 1,402,879 warrants at US$5.5600 per warrant

8.	August 2007 CB Warrants — 1,348,921 warrants at US$5.5600 per warrant

9.	November 2007 SPA Warrants — 1,107,838 warrants at US$ 5.5600 per warrant
     THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT YOU VOTE FOR THE ELECTION OF SUCH NOMINEES.
CERTAIN TRANSACTIONS
     The following table is provided to facilitate your understanding of the relationships between us and each of the following related parties and their transactions with us during the fiscal year ended December 31, 2007.
     Name and relationship of related parties:

Name of related parties	Existing relationship with the Company
Mr. Zhi Jian Wu Li	Major shareholder
Mr. Rui Lin Wu	Director and father of Mr. Zhi Jian Wu Li
Wu Holdings Limited	Intermediate holding company
Exquisite Jewel Limited	Minority shareholder
Metrolink Holdings Limited	Minority shareholder
Specialist Consultants Limited	Minority shareholder
Qiao Xing Group Limited (“QXGL”)	Common director and minority shareholder of CECT, QXCI and QXPL
Huizhou Qiaoxing Famous Science & Technology Co., Ltd. (“QFST”)	A company 80% owned by QXGL
China Electronics Corporation (“CEC”)	Minority owner of CECT until July 29, 2005
China Electronics Beijing Real Estate Management Co., Ltd. (“CEBREM”)	CEC is a shareholder
Summary of related party transactions is as follows:

	2005	2006	2007
	Rmb’000	Rmb’000	Rmb’000	US$’000
Operating lease rentals charged by CEC	1,325	—	—	—
Property management fees paid and payable to:
- CEBREM	852	—	—	—
- QXGL	61	90	100	14
Sales to:
- QFST	41,928	69,232	95,514	13,094

     Other transactions with related parties are set out in Note 1, 9, 11(a), 14 and 18 to the consolidated financial statements.
     Summary of related party balances is as follows:

	2006	2007
	Rmb’000	Rmb’000	US$’000
Due from:
- Exquisite Jewel Limited	5	5	1
- Wu Holdings Limited	24	22	3

	29	27	4

Due to:
- Mr. Rui Lin Wu	4,516	608	83

Accounts receivable from:
- QFST	44,443	97,070	13,307

     Other balances with related parties are disclosed in Note 9 and 18 to the consolidated financial statements.
     Except for the balances owing to the Company’s shareholders as disclosed in Note 18, all other balances with related parties are unsecured, non-interest bearing and without pre-determined repayment terms.
INDEPENDENT PUBLIC ACCOUNTANTS
     A representative of Grobstein, Horwath & Company, LLP CPAs is expected to attend the meeting and will have the opportunity to make a statement if he or she so desires. This representative is expected to be available to respond to appropriate shareholder questions at that time.
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
AT NEXT ANNUAL MEETING OF SHAREHOLDERS
     Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to our next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by December 31, 2008. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.

ANNUAL REPORT
     Our annual report to shareholders concerning our operations during the fiscal year ended December 31, 2007, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.
OTHER BUSINESS
     Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.
AVAILABILITY OF ANNUAL REPORT ON FORM 20-F
     UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 27, 2008. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO OUR SECRETARY, QIAO XING UNIVERSAL TELEPHONE, INC., QIAO XING SCIENCE INDUSTRIAL PARK, TANG QUAN, HUIZHOU CITY, GUANGDONG, PEOPLE’S REPUBLIC OF CHINA 516023.
     The above notice and proxy statement are sent by order of the board of directors.

ZHI YANG WU
Secretary
November 3, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
QIAO XING UNIVERSAL TELEPHONE, INC.
TO BE HELD DECEMBER 12, 2008
     The undersigned hereby appoints Rui Lin Wu as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Qiao Xing Universal Telephone, Inc. held of record by the undersigned as of the close of business on October 27, 2008, at the Annual Meeting of Shareholders to be held on Friday, December 12, 2008, or any adjournment or postponement.

1.	ELECTION OF DIRECTORS

	FOR all nominees listed below	WITHHOLD AUTHORITY

	(except as marked to the	to vote for all nominees
	contrary below)	listed below

R.L. Wu; Z.Y. Wu; Z.Y. Mu; Y.H. Zhang; E. Tsai

(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees’ names on the space provided below.)

2.	In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the meeting, or any adjournment or postponement thereof.
            It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1).
            The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.